Exhibit 99.1

Red Hat Delivers Strong Operating Performance in Second Quarter

    RALEIGH, N.C.--(BUSINESS WIRE)--Sept. 18, 2003--

     Strong Growth in Red Hat Enterprise Linux Sales Drives First
  Quarterly Operating Profit and $10.4 Million in Operating Cash Flow

    Red Hat, Inc. (NASDAQ: RHAT), the world's premier open source and Linux provider, today reported financial results for its second quarter of fiscal year 2004. These results are provided in full GAAP format.
    In the second quarter of fiscal 2004, Red Hat reported revenue of $28.8 million, a sequential increase of 6% compared to $27.2 million in the first quarter of fiscal 2004, and a year-over-year increase of 36%.
    The company also reported net income of $3.3 million, or $0.02 per share. This compares to a net income of $1.5 million, or $0.01 per share, in the prior quarter, and a net loss of $1.9 million, or $0.01 per share, in the same quarter a year ago.
    The company generated $10.4 million, or $0.06 per share, in positive cash flow from operations during the second quarter, which represents a 89% sequential increase from the first quarter and its fifth consecutive quarter of positive cash flow from operations. The company ended the second quarter with a cash and investments balance of $307 million, a sequential increase of $7 million and a year-over-year increase of $18 million.
    The company reported a net operating profit of $240,000, compared to a net operating loss of $1.1 million in the prior quarter and a net operating loss of $4.7 million in the second quarter of the prior year.

    Highlights for the second quarter include:

    -- Second quarter sales of annual subscriptions for the Red Hat
       Enterprise Linux family of technologies increased sequentially by 2,300, or 10%, to approximately 26,000 subscriptions.

    -- Subscription revenues from Enterprise Technologies grew 21% sequentially and 123% year-over-year. The strong sales growth reflects accelerating market interest by enterprise customers in flexible, high-value open source solutions delivered and supported by Red Hat.

    -- Gross margins increased to record levels, with blended gross margins at 72%, and gross margins of Enterprise subscription technologies and services at 74%.

    "Our strong quarterly operating results reflect the strong demand for standards-based Red Hat Enterprise Linux Solutions in the enterprise," said Kevin Thomspon, Executive Vice President and Chief Financial Officer at Red Hat. "The consistent improvement in our gross margins over the last three quarters to 72% for the second quarter shows the significant scalability of our subscription business model."

    About Red Hat, Inc.

    Red Hat is the world's premier open source and Linux provider. Red Hat is headquartered in Raleigh, N.C. and has offices worldwide. For investor inquiries, contact Gabriel Szulik at Red Hat, (919) 754-3700, x44439. More information about Red Hat is available at www.redhat.com.

    FORWARD-LOOKING STATEMENTS

    Forward-looking statements in this press release are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this press release that are not strictly historical statements, including, without limitation, management's plans and objectives for future operations and management's assessment of market factors, constitute forward-looking statements which involve risks and uncertainties. These risks and uncertainties include, without limitation, reliance upon strategic relationships, management of growth, the possibility of undetected software errors, the risks of economic downturns generally, and in Red Hat's industry specifically, the risks associated with competition and competitive pricing pressures, the viability of the Internet, and other risks detailed in Red Hat's filings with the Securities and Exchange Commission, copies of which may be accessed through the SEC's Web site at http://www.sec.gov.



                             RED HAT, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands - except per share amounts)

                                           Three Months Ended
                                --------------------------------------
                                      Aug. 31,    May 31,    Aug. 31,
                                        2003       2003        2002
                                --------------------------------------
                                               (Unaudited)
Subscription and services revenue:
 Subscription:
  Enterprise technologies             $14,918    $12,289     $6,694
  Retail                                3,121      4,462      2,941
  Embedded                                490        646        761
                              ----------------   --------   --------
   Total subscription revenue          18,529     17,397     10,396
                              ----------------   --------   --------
 Services:
  Enterprise technologies               9,147      9,039      9,993
  Embedded development services         1,173        746        845
                              ----------------   --------   --------
   Total services revenue              10,320      9,785     10,838
                              ----------------   --------   --------
      Total subscription and
       services revenue                28,849     27,182     21,234
                              ----------------   --------   --------
Cost of subscription and
 services revenue:
 Subscription:
  Enterprise technologies and
   retail                               2,220      2,974      1,930
  Embedded                                 90        129        129
                              ----------------   --------   --------
   Total cost of subscription
    revenue                             2,310      3,103      2,059
                              ----------------   --------   --------
 Services:
  Enterprise technologies               4,976      4,865      4,629
  Embedded development services           695        784        931
                              ----------------   --------   --------
   Total cost of services
    revenue                             5,671      5,649      5,560
                              ----------------   --------   --------
      Total cost of
       subscription and
       services revenue                 7,981      8,752      7,619
                              ----------------   --------   --------
Gross profit enterprise
 technologies and retail               19,990     17,951     13,069
Gross profit embedded                     878        479        546
                              ----------------   --------   --------
 Total gross profit                    20,868     18,430     13,615
Operating expense:
 Sales and marketing                    9,570      8,752      8,581
 Research and development               6,104      5,779      4,817
 General and administrative             4,356      4,059      3,680
 Mergers and acquisitions and
  other                                     -          -        104(a)
 Stock-based compensation and
  amortization of intangibles             598(b)     902(b)   1,131(b)
                              ----------------   --------   --------
  Total operating expense              20,628     19,492     18,313
                              ----------------   --------   --------
Gain (loss) from operations
 before extraordinary item                240     (1,062)    (4,698)
Other income (expense), net             3,097      2,581      2,747
                              ----------------   --------   --------
Net income (loss) before
 extraordinary item                     3,337      1,519     (1,951)
                              ----------------   --------   --------
Extraordinary item-loss on
 disposal of discontinued
  operations                                -          -          -
                              ----------------   --------   --------
Net income (loss)                      $3,337     $1,519    ($1,951)
                              ================   ========   ========
Basic income (loss) per
 common share
Net income (loss) before
 extraordinary item                     $0.02      $0.01     ($0.01)
Extraordinary item-loss on
 disposal of discontinued
  operations                                -          -          -
                              ----------------   --------   --------
Net income (loss)                       $0.02      $0.01     ($0.01)
                              ================   ========   ========
Diluted income (loss) per
 common share
Net income (loss) before
 extraordinary item                     $0.02      $0.01     ($0.01)
Extraordinary item-loss on
 disposal of discontinued
 operations                                 -          -          -
                              ----------------   --------   --------
Net income (loss)                       $0.02      $0.01     ($0.01)
                              ================   ========   ========
Weighted average shares
 outstanding:
 Basic                                172,127    171,146    169,977
 Diluted                              182,377    180,671    169,977


                             RED HAT, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands - except per share amounts)

                                                  Six Months Ended
                                           ---------------------------
                                                 Aug. 31,    Aug. 31,
                                                   2003       2002
                                           ---------------------------
                                                     (Unaudited)
Subscription and services
 revenue:
 Subscription:
  Enterprise technologies                        $27,207    $12,723
  Retail                                           7,583      6,527
  Embedded                                         1,136      1,802
                                            -------------   --------
   Total subscription revenue                     35,926     21,052
                                            -------------   --------
 Services:
  Enterprise technologies                         18,186     17,810
  Embedded development
   services                                        1,919      1,894
                                            -------------   --------
   Total services revenue                         20,105     19,704
                                            -------------   --------
      Total subscription and
       services revenue                           56,031     40,756
                                            -------------   --------
Cost of subscription and
 services revenue:
 Subscription:
  Enterprise technologies and retail               5,194      3,798
  Embedded                                           219        250
                                            -------------   --------
   Total cost of subscription revenue              5,413      4,048
                                            -------------   --------
 Services:
  Enterprise technologies                          9,841      8,748
  Embedded development services                    1,479      2,092
                                            -------------   --------
   Total cost of services revenue                 11,320     10,840
                                            -------------   --------
      Total cost of subscription and
       services revenue                           16,733     14,888
                                            -------------   --------
Gross profit enterprise technologies
 and retail                                       37,941     24,514
Gross profit embedded                              1,357      1,354
                                            -------------   --------
 Total gross profit                               39,298     25,868
Operating expense:
 Sales and marketing                              18,322     16,387
 Research and development                         11,883      9,604
 General and administrative                        8,415      7,055
 Mergers and acquisitions and
  other                                                -      2,268(a)
 Stock-based compensation and
  amortization of intangibles                      1,500(b)    2465(b)
                                            -------------   --------
  Total operating expense                         40,120     37,779
                                            -------------   --------
Gain (loss) from operations
 before extraordinary item                          (822)   (11,911)
Other income (expense), net                        5,678      5,633
                                            -------------   --------
Net income (loss) before extraordinary item        4,856     (6,278)
                                            -------------   --------
Extraordinary item-loss on disposal of
 discontinued operations                               -       (261)
                                            -------------   --------
Net income (loss)                                 $4,856    ($6,539)
                                            =============   ========
Basic income (loss) per common share
Net income (loss) before
 extraordinary item                                $0.03     ($0.04)
Extraordinary item-loss on disposal of
 discontinued operations                               -      (0.00)
                                            -------------   --------
Net income (loss)                                  $0.03     ($0.04)
                                            =============   ========
Diluted income (loss) per common share
Net income (loss) before extraordinary item        $0.03     ($0.04)
Extraordinary item-loss on
 disposal of discontinued operations                   -      (0.00)
                                            -------------   --------
Net income (loss)                                  $0.03     ($0.04)
                                            =============   ========
Weighted average shares outstanding:
 Basic                                           171,636    169,902
 Diluted                                         181,185    169,902

   (a) This amount represents costs related to integration of acquisitions, primarily severance and duplicate facilities, that are not part of recurring operations and a restructuring charge representing severance costs associated with the completion of the restructuring of our embedded business which began in Q4 of fiscal 2002.

   (b) This amount represents amortization of deferred compensation which was primarily related to acquisitions made in prior periods and amortization of intangible assets related to acquisitions made by the Company.


                             RED HAT, INC.
                      CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                                ASSETS
                                                    Aug. 31,  Feb. 28,
                                                      2003      2003
                                                   --------- ---------

Assets:
   Cash and investments in debt securities         $306,733  $292,340
   Accounts receivable, net                          21,479    17,429
   Costs and estimated earnings in excess of
    billings                                          7,164     6,978
   Inventory                                            864       799
   Prepaid expenses and other assets                  9,967     8,993
   Property and equipment, net                       24,848    22,972
   Goodwill and intangibles, net                     40,927    40,828
                                                   --------- ---------
                Total assets                       $411,982  $390,339
                                                   ========= =========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
   Liabilities:
   Accounts payable                                  $5,694    $5,502
   Accrued expenses                                   7,627     7,614
   Deferred revenue                                  30,381    17,779
   Deferred lease credits                             5,438     5,382
   Other liabilities                                 17,041    17,641
                                                   --------- ---------

                Total liabilities                    66,181    53,918
Commitments and contingencies                             -         -
Stockholders' equity:
   Noncontrolling interest in subsidiary                244       115
   Preferred stock                                        -         -
   Common stock                                          17        17
   Additional paid-in capital                       636,004   630,798
   Deferred compensation                               (946)   (2,403)
   Accumulated deficit                             (285,548) (290,404)
   Treasury stock, at cost                           (7,436)   (7,436)
   Accumulated other comprehensive income             3,466     5,734
                                                   --------- ---------
                Total stockholders' equity          345,801   336,421
                                                   --------- ---------
                Total liabilities and
                 stockholders' equity              $411,982  $390,339
                                                   ========= =========

Note: Balance sheet as presented above is not classified with regard to GAAP maturities of cash and investments in debt
      Securities.

                             RED HAT, INC.
                           CASH FLOW SUMMARY
                            (In thousands)

                                                     Three     Three
                                                     Months    Months
                                                     Ended     Ended
                                                    Aug. 31,  Aug. 31,
                                                      2003      2002
                                                   -------------------
Net income (loss)                                    $3,337   $(1,951)
Non-cash expenses                                     2,470     3,185
Net change in working capital items                   4,584      (653)
                                                   --------- ---------
Net  cash provided by operating activities           10,391       581
Cash flows from investing activities:
     Purchases of property and equipment             (2,351)   (1,752)
     Net change in market value of debt
      securities                                     (4,055)    2,823
                                                   --------- ---------
Net cash provided by (used in) investing activities  (6,406)    1,071
Net cash provided by (used in)  financing
 activities                                           2,959       (17)
Effect of foreign currency exchange rates on cash
and cash equivalents                                   (217)      353
                                                   --------- ---------
Net increase in cash and investments                  6,727     1,988
Cash and investments at beginning of period         300,006   286,557
                                                   --------- ---------
Cash and investments at end of period              $306,733  $288,545
                                                   ========= =========

    CONTACT: Red Hat, Inc.
             Leigh Day or Gabriel Szulik, 919-754-3700 lday@redhat.com, gszulik@redhat.com